SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[X]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


    PILGRIM ADVISORY FUNDS, INC.               PILGRIM INVESTMENT FUNDS, INC.
        PILGRIM EQUITY TRUST                       PILGRIM MAYFLOWER TRUST
PILGRIM FINANCIAL SERVICES FUND, INC.               PILGRIM MUTUAL FUNDS
   PILGRIM GNMA INCOME FUND, INC.            PILGRIM PRECIOUS METALS FUND, INC.
PILGRIM GROWTH AND INCOME FUND, INC.              PILGRIM RUSSIA FUND, INC.
  PILGRIM GROWTH OPPORTUNITIES FUND          PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
[ING PILGRIM LOGO]

                                  PILGRIM FUNDS

         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
                 TO THURSDAY, MARCH 21, 2002, 8:00 AM LOCAL TIME

PILGRIM ASIA-PACIFIC EQUITY FUND             PILGRIM HIGH YIELD FUND                      PILGRIM LARGECAP GROWTH FUND
PILGRIM PRINCIPAL PROTECTION FUND            PILGRIM MAGNACAP FUND                        PILGRIM MIDCAP GROWTH FUND
PILGRIM PRINCIPAL PROTECTION FUND II         PILGRIM GROWTH + VALUE FUND                  PILGRIM MONEY MARKET FUND
PILGRIM MIDCAP OPPORTUNITIES FUND            PILGRIM INTERNATIONAL VALUE FUND             PILGRIM SMALLCAP GROWTH FUND
PILGRIM FINANCIAL SERVICES FUND, INC.        PILGRIM RESEARCH ENHANCED INDEX FUND         PILGRIM PRECIOUS METALS FUND, INC.
PILGRIM GNMA INCOME FUND, INC.               PILGRIM BALANCED FUND                        PILGRIM RUSSIA FUND, INC.
PILGRIM GROWTH AND INCOME FUND, INC.         PILGRIM CONVERTIBLE FUND                     PILGRIM SMALLCAP OPPORTUNITIES FUND
PILGRIM GROWTH OPPORTUNITIES FUND            PILGRIM HIGH YIELD FUND II

--------------------------------------------------------------------------------

                EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE IS CRITICAL TO ENABLE THE FUNDS TO HOLD THE ADJOURNED MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in the above mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals. WE HAVE ADJOURNED THIS MEETING TO 8:00 A.M., LOCAL TIME, ON MARCH 21, 2002.

After careful consideration, the Board of Directors/Trustees unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder Communications (toll-free) at (866) 515-0312.

Please vote now. There are 4 quick, easy ways to vote.

1.  BY PHONE:         To speak with a proxy specialist call (toll-free)
                      (866) 515-0312. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m.
                      and Saturday 12 p.m. to 6 p.m. Eastern time. Please have your proxy card available at the time of the call.

2.  BY INTERNET:      Go to WWW.PROXYVOTE.COM and enter the 12-digit control
                      number found on your proxy card.

3.  BY FAX:           Complete the enclosed proxy card and fax it to us anytime
                      toll-free at (800) 733-1885.

4.  BY TOUCHTONE:     Dial the (toll-free) (800) 690-6903 and follow the simple
                      directions.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods if possible, to ensure that we may receive your executed proxy by March 21, 2002. Thank you in advance.

[ING PILGRIM LOGO]

                                  PILGRIM FUNDS

         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
                 TO THURSDAY, MARCH 21, 2002, 8:00 AM LOCAL TIME

PILGRIM ASIA-PACIFIC EQUITY FUND             PILGRIM HIGH YIELD FUND                      PILGRIM LARGECAP GROWTH FUND
PILGRIM PRINCIPAL PROTECTION FUND            PILGRIM MAGNACAP FUND                        PILGRIM MIDCAP GROWTH FUND
PILGRIM PRINCIPAL PROTECTION FUND II         PILGRIM GROWTH + VALUE FUND                  PILGRIM MONEY MARKET FUND
PILGRIM MIDCAP OPPORTUNITIES FUND            PILGRIM INTERNATIONAL VALUE FUND             PILGRIM SMALLCAP GROWTH FUND
PILGRIM FINANCIAL SERVICES FUND, INC.        PILGRIM RESEARCH ENHANCED INDEX FUND         PILGRIM PRECIOUS METALS FUND, INC.
PILGRIM GNMA INCOME FUND, INC.               PILGRIM BALANCED FUND                        PILGRIM RUSSIA FUND, INC.
PILGRIM GROWTH AND INCOME FUND, INC.         PILGRIM CONVERTIBLE FUND                     PILGRIM SMALLCAP OPPORTUNITIES FUND
PILGRIM GROWTH OPPORTUNITIES FUND            PILGRIM HIGH YIELD FUND II

--------------------------------------------------------------------------------

                EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE IS CRITICAL TO ENABLE THE FUNDS TO HOLD THE ADJOURNED MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in the above mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals. WE HAVE ADJOURNED THIS MEETING TO 8:00 A.M., LOCAL TIME, ON MARCH 21, 2002.

After careful consideration, the Board of Directors/Trustees unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder Communications (toll-free) at (866) 515-0312.

Please vote now. There are 3 quick, easy ways to vote.

1.  BY PHONE:         To speak with a proxy specialist call (toll-free)
                      (866) 515-0312. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m.
                      and Saturday 12 p.m. to 6 p.m. Eastern time. Please have your proxy card available at the time of the call.

2.  BY INTERNET:      Go to WWW.PROXYVOTE.COM and enter the 12-digit control
                      number found on your proxy card.

3.  BY TOUCHTONE:     Dial (toll-free) (800) 690-6903 and follow the simple
                      directions.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods if possible, to ensure that we may receive your executed proxy by March 21, 2002. Thank you in advance.

[ING PILGRIM LOGO]

                                  PILGRIM FUNDS

         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
                 TO THURSDAY, MARCH 21, 2002, 8:00 AM LOCAL TIME

PILGRIM ASIA-PACIFIC EQUITY FUND             PILGRIM HIGH YIELD FUND                      PILGRIM LARGECAP GROWTH FUND
PILGRIM PRINCIPAL PROTECTION FUND            PILGRIM MAGNACAP FUND                        PILGRIM MIDCAP GROWTH FUND
PILGRIM PRINCIPAL PROTECTION FUND II         PILGRIM GROWTH + VALUE FUND                  PILGRIM MONEY MARKET FUND
PILGRIM MIDCAP OPPORTUNITIES FUND            PILGRIM INTERNATIONAL VALUE FUND             PILGRIM SMALLCAP GROWTH FUND
PILGRIM FINANCIAL SERVICES FUND, INC.        PILGRIM RESEARCH ENHANCED INDEX FUND         PILGRIM PRECIOUS METALS FUND, INC.
PILGRIM GNMA INCOME FUND, INC.               PILGRIM BALANCED FUND                        PILGRIM RUSSIA FUND, INC.
PILGRIM GROWTH AND INCOME FUND, INC.         PILGRIM CONVERTIBLE FUND                     PILGRIM SMALLCAP OPPORTUNITIES FUND
PILGRIM GROWTH OPPORTUNITIES FUND            PILGRIM HIGH YIELD FUND II                   PILGRIM SMALLCAP OPPORTUNITIES FUND

--------------------------------------------------------------------------------

                EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE IS CRITICAL TO ENABLE THE FUNDS TO HOLD THE ADJOURNED MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dear Shareholder:

We have made several attempts to contact you through the mail regarding your shares held in the above mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals. WE HAVE ADJOURNED THIS MEETING TO 8:00 A.M., LOCAL TIME, ON MARCH 21, 2002.

After careful consideration, the Board of Directors/Trustees unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals.

Please vote now. There are 2 quick, easy ways to vote.

1.  BY INTERNET:      Go to WWW.PROXYVOTE.COM and enter the 12-digit control
                      number found on your proxy card.

2.  BY TOUCHTONE:     Dial (toll-free) (800) 690-6903 and follow the simple
                      directions.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods if possible, to ensure that we may receive your executed proxy by March 21, 2002. Thank you in advance.